UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2003
(Date of earliest event reported)

Commission file number 1-7349

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Ball Corporation
Current Report on Form 8-K
Dated October 28, 2003

Item 9. Regulation FD Disclosure

The information regarding Ball Corporation's (the "Company") third quarter earnings for 2003 required to be reported under Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K is furnished herein pursuant to Item 9, Regulation FD Disclosure.

On October 28, 2003, the Company reported third quarter earnings of $68.8 million, or $1.21 per diluted share, on sales of $1.36 billion, compared to $50 million, or 87 cents per diluted share, on sales of $1.04 billion in the third quarter of 2002. The earnings information regarding the third quarter and information regarding the use of non-GAAP financial measures is set forth in the attached press release.

The attached press release is deemed to be furnished and not filed with the Securities and Exchange Commission.

Exhibit 99.1 Press Release dated October 28, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION (Registrant) By: /s/ Raymond J. Seabrook Name: Raymond J. Seabrook Title: Senior Vice President and Chief Financial Officer

Date:  October 28, 2003

Ball Corporation
Form 8-K
October 28, 2003

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Press Release dated October 28, 2003